SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 24, 2006
SOMERA COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27843	77-0521878
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of incorporation)		No.)

301 S. Northpoint Drive, Coppell, Texas	75019
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 304-5660
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
Signature
Agreement and Plan of Merger
Separation Agreement
Voting Agreement
Voting Agreement
Voting Agreement

Item 1.01 Entry into a Material Definitive Agreement.
Agreement and Plan of Merger
As previously announced, on June 24, 2006, Somera Communications, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 24, 2006, by and among the Company, Telmar Network Technology, Inc., a Delaware corporation (“Parent”), and Telmar Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Under the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing after the Merger as the surviving corporation and a wholly owned subsidiary of Parent. At the effective time of the Merger, each issued and outstanding share of the Company’s common stock, par value $.001 per share (the “Shares”), will be cancelled and, other than Shares owned by the Company, Parent or Merger Sub, or by any shareholders who are entitled to and who properly exercise dissenters’ rights under Delaware law, converted automatically into the right to receive $4.60 in cash, without interest. Also at the effective time of the Merger, each outstanding option to purchase the Company’s common stock will be terminated and cancelled and, except as provided in the Merger Agreement, converted automatically into the right to receive a cash payment equal to the excess, if any, of $4.60 over the per share exercise price for each share issuable under such option. Consummation of the transactions contemplated by the Merger Agreement is subject to a number of conditions, including the approval by the holders of at least a majority of the outstanding shares of the Company’s common stock, obtaining any required regulatory approvals and certain other customary conditions.
The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.
See Item 5.02 below relating to the Separation Agreement with David W. Heard discussed therein.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On June 24, 2006, the Company entered into a Separation Agreement and Release of All Claims dated as of June 24, 2006 (the “Separation Agreement”) with David W. Heard, President and Chief Executive Officer of the Company. Under the Separation Agreement, Mr. Heard’s employment will terminate effective as of July 1, 2006. Mr. Heard has also resigned as a director of the Company effective as of July 1, 2006. If requested by Parent prior to July, 1, 2006, Mr. Heard may remain with the Company as an employee or consultant for a transitional period of up to 90 days. Mr. Heard has been requested by Parent, and Mr. Heard has agreed, to remain as a consultant for a 60-day transition period, during which period he will be paid a consulting fee of $200 per hour. In connection with the termination of his employment, Mr. Heard will receive a lump-sum separation payment equal to one year’s salary, or $375,000. If Mr. Heard remains through the transitional period requested by Parent, Mr. Heard will be entitled to receive an additional separation payment of $93,750.
Beginning July 1, 2006, Wayne Higgins, Chief Operating Officer of the Company, will be responsible for overseeing the Company.
The foregoing description of the Separation Agreement is not complete and is qualified in its entirety by reference to the Separation Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 8.01 Other Events.
In connection with the Merger Agreement, Parent and Merger Sub entered into three separate Voting Agreements, dated as of June 24, 2006 (the “Voting Agreements”) with certain stockholders of the Company (each individually a “Stockholder” and collectively, the “Stockholders”). The Stockholders party to the first Voting Agreement are Summit Ventures V L.P., Summit V Advisors (QP) Fund, L.P., Summit V Advisors Fund, L.P. and Summit Investors III, L.P. (collectively, the “Summit Funds”). Walter G. Kortschak, a director of the Company, is a general partner of Summit Investors III, L.P. and is a managing member of Summit Partners, LLC, which is the general partner of Summit Partners, V, a general partner of each of the other Summit Funds. Voting Agreements were also entered into by S. Kent Coker, Chief Financial Officer and Corporate Secretary of the Company, and David Peters, Vice President-Finance of the Company. Pursuant to each of the Voting Agreements, the Stockholders party thereto have agreed, among other things, to vote or cause to be voted at any meeting of the Company’s shareholders, all of their shares of the Company’s common stock in favor of approval of the Merger Agreement and the transactions contemplated thereby. Each Stockholder also agreed to certain restrictions on its ability to sell or transfer its shares of the Company until the termination of the Voting Agreement. The Summit Funds collectively control 1,208,232 shares of the Company’s common stock and Mr. Coker and Mr. Peters own 25,000 and 17,500 shares, respectively.
The foregoing description of the Voting Agreements is not complete and is qualified in its entirety by reference to the Voting Agreements, copies of which are filed as Exhibits 10.2, 10.3 and 10.4 hereto and are incorporated herein by reference.
IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
The Company plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its shareholders a Proxy Statement in connection with the Merger and other matters. The Proxy Statement will contain important information about the Company, the Merger and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available.
Investors and security holders will be able to obtain free copies of the Proxy Statement (when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov.
In addition, investors and security holders will be able to obtain free copies of the Proxy Statement after it is filed with the SEC from the Company by contacting S. Kent Coker, by telephone at 972-304-5660 or by mail at 301 S. Northpoint Drive, Coppell, Texas 75019 or on the Investor Relations section of the Company’s website at www.somera.com.
A more complete description of these arrangements will be available in the Proxy Statement when it is filed with the SEC.
CERTAIN INFORMATION CONCERNING PARTICIPANTS
Investors may obtain a detailed list of names, affiliations and interests of participants in the solicitation of proxies of shareholders to approve the transaction referred to in the foregoing information from an SEC filing under Schedule 14A to be made by the Company at a future date.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of June 24, 2006 among Telmar Network Technology, Inc., a Delaware corporation, Telmar Acquisition Corp., a Delaware corporation, and the Company*

10.1	Separation Agreement and Release of All Claims dated June 24, 2006 between David W. Heard and the Company*

10.2	Voting Agreement dated as of June 24, 2006 among Telmar Network Technology, Inc., a Delaware corporation, Telmar Acquisition Corp., a Delaware corporation, and Summit Ventures V L.P., Summit V Advisors (QP) Fund, L.P., Summit V Advisors Fund, L.P. and Summit Investors III,

Exhibit No.	Description

L.P.*

10.3	Voting Agreement dated as of June 24, 2006 among Telmar Network Technology, Inc., a Delaware corporation, Telmar Acquisition Corp., a Delaware corporation, and S. Kent Coker. *

10.4	Voting Agreement dated as of June 24, 2006 among Telmar Network Technology, Inc., a Delaware corporation, Telmar Acquisition Corp., a Delaware corporation, and David Peters. *

*	Filed herewith

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOMERA COMMUNICATIONS, INC.
By:	/s/ S. Kent Coker
S. Kent Coker
Chief Financial Officer and Corporate Secretary

Date: June 28, 2006

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